File Number: 333-96545
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933




                                                                     May 1, 2007


        Supplement to the Class A, Class B and Class C Shares Prospectus for Pioneer Protected Principal Plus Fund II


The date of the prospectus is now May 1, 2007.

This supplement should be read in conjunction with the prospectus dated February 26, 2003 (which is a part of this document) to obtain a full description of the fund and its investment policies. Additional copies of the prospectus may be obtained by calling Pioneer Investment Management Shareholder Services at 1-800-225-6292.

The fund completed its Offering Period on May 30, 2003. The Guarantee Period will terminate on June 13, 2010 and thereafter the fund will invest its assets as contemplated in the prospectus for the Post-Guarantee Period.

In managing the fund's equity component, Pioneer Investment Management, Inc. may invest in shares of one or more equity funds managed by Pioneer. Historically, the fund's entire equity component has been invested in shares of Pioneer Fund. Effective September 19, 2005, the fund began to also invest in Class Y shares of Pioneer Equity Income Fund, which has no sales loads or Rule 12b-1 fees. Pioneer Equity Income Fund, managed by John A. Carey and Walter Hunnewell, Jr., has investment strategies and policies substantially the same as those of the equity component of the fund. Because the fund invests in Pioneer funds, in addition to the fees and expenses of these underlying funds, the fund will incur its own direct management fees and other expenses. Accordingly, the investment performance of the fund's equity component will be less than the weighted average of such underlying funds' performance.

As of December 31, 2006, approximately 18.4% of the fund's assets were invested in shares of the Pioneer Fund, 3.3% of the fund's assets were invested in Pioneer Equity Income Fund and 78.3% of the fund's assets were invested in zero coupon U.S. Treasury securities. The return on Class Y shares of each of Pioneer Fund and Pioneer Equity Income Fund for the year ended December 31, 2005, was 16.88% and 23.80%, respectively. The fund now has a Guarantee Period and a Post-Guarantee Period. During the Guarantee Period, which began on June 13, 2003, the fund will not accept new investments, except for the reinvestment of dividends and distributions.

Basic information about the fund

The following new section entitled "The fund's performance" is inserted under "Basic information about the fund":

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.

The fund's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares
Year ended December 31
[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS A BAR CHART]

'04                      3.32
'05                     -0.17
'06                      4.13

The highest calendar quarterly return was 3.22% (6/30/06 to 9/30/06)

The lowest calendar quarterly return was -3.61% (3/31/04 to 6/30/04)

Comparison with the S&P 500 Index and Lehman Brothers Government Intermediate Bond Index The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the S&P 500 Index and Lehman Brothers Government Intermediate Bond Index. The S&P 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange. The Lehman Brothers Government Intermediate Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.99 years. Unlike the fund, each index is not managed and does not incur expenses. The table:
o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2006)

                                                       Since    Inception
                                         1 Year    Inception         Date
---------------------------------------------------------------------------
Class A                                                            3/3/03
Return before taxes                       -1.86        -0.49
---------------------------------------------------------------------------
Return after taxes
on distributions                          -2.43        -0.84
---------------------------------------------------------------------------
Return after taxes on
distributions and sale of shares          -1.10        -0.56
---------------------------------------------------------------------------
Class B                                                            3/3/03
Return before taxes                       -0.57        -0.20
---------------------------------------------------------------------------
Class C*                                                           3/3/03
Return before taxes                        3.47         0.40
---------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for taxes)         15.78        16.78            -
---------------------------------------------------------------------------
Lehman Brothers Government
Intermediate Bond Index
(reflects no deduction for taxes)          3.84         2.45            -
---------------------------------------------------------------------------

* The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses

The following replaces the section entitled "Fees and expenses":

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                      Class A   Class B  Class C
----------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                          5.75%     None     None
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                         None         4%       1%
----------------------------------------------------------------------------------

Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets     Class A   Class B    Class C
----------------------------------------------------------------------------------
Management Fee1                                    0.40%     0.40%      0.40%
----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee               0.25%     1.00%      1.00%
----------------------------------------------------------------------------------
Other Expenses1,(2)                                1.15%     1.14%      1.08%
----------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(3)                 0.14%     0.14%      0.14%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4),(5)        1.94%     2.68%      2.62%
----------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                 If you sell your shares           If you do not sell your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
                1         3         5        10       1         3         5        10
          ---------------------------------------------------------------------------
Class A      $761    $1,149    $1,562    $2,709    $761    $1,149    $1,562    $2,709
-------------------------------------------------------------------------------------
Class B       671     1,132     1,520     2,834     271       832     1,420     2,834
-------------------------------------------------------------------------------------
Class C       365       814     1,390     2,954     265       814     1,390     2,954
-------------------------------------------------------------------------------------

1 Effective August 1, 2006, Pioneer has contractually agreed to limit its management fee to 0.40% of the fund's average daily net assets through the end of the Guarantee Period. Pioneer also has contractually agreed to waive its management fee by the amount of any management fees Pioneer receives indirectly as a result of the fund's investment in Pioneer Fund or another Pioneer mutual fund. Amounts so waived are not subject to recovery by Pioneer. In the event the fund is required to invest exclusively in a defeasance portfolio, Pioneer has agreed to reduce its management fee to 0.20% of average daily net assets and Ambac has agreed to reduce its fee to 0.45% of average daily net assets.

2 An insurance policy fee at an annual rate of 0.80% of the average daily net assets of the fund payable to Ambac is included in Other Expenses. This fee applies only during the Guarantee Period.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses.

4 Pioneer has contractually agreed that until the Maturity Date, Pioneer will not impose all or a portion of its management fee and, if necessary, will limit other ordinary operating expenses to the extent required to reduce fund expenses to 2.05%, 2.80% and 2.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Generally, Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio is less than the expense limitation. Each class will reimburse Pioneer no more than the amount by which that class' expenses were reduced. To the extent the fund is required to invest in a defeasance portfolio, Pioneer will waive its entire management fee and limit other ordinary operating expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%. During the year ended December 31, 2006, more than 17.5% of the fund's assets was invested in shares of Pioneer Funds; however, Pioneer has not, to date, exercised its right to modify this expense arrangement, but may do so in the future.

5 The fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

The Policy

The following replaces similar information in the section entitled "The Policy" and the section entitled "Ambac Assurance Corporation" under the heading "The fund's undertaking and the policy":

The consolidated financial statements of Ambac Assurance Corporation ("Ambac") for the fiscal years in the three-year period ended December 31, 2006 are filed as Exhibit 99.01 to the Annual Report on Form 10-K of Ambac Financial Group, Inc. ("AFG") for the fiscal year ended December 31, 2006, which was filed with the Securities and Exchange Commission on March 1, 2007. Ambac's unaudited consolidated financial statements are also filed as exhibits to AFG's periodic reports on Form 10-Q filed with the Securities and Exchange Commission. Investors should rely only on the financial information of Ambac and not AFG since Ambac has entered into the Financial Guarantee Agreement and is issuing the Policy and AFG has no obligation with respect to the Guaranteed Amount.

Ambac's consolidated financial statements and all information related thereto as included in the documents filed by AFG pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (File No. 1-10777) from and including the Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 1, 2007 until the end of the fund's current fiscal year, AFG's Current Report on Form 8-K dated and filed on April 25, 2007, and each of Ambac's consolidated financial statements and all information related thereto contained in such periodic reports filed under the Securities Exchange Act of 1934 shall be deemed to be incorporated by reference into the fund's registration statement.

Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam and the U.S. Virgin Islands.

Management

The following replaces the section entitled "Portfolio manager during the Guarantee Period":

Equity Securities: Day-to-day management of the fund's portfolio of equity securities is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investments from 1994 to 1999.

Debt Securities: Day-to-day management of the fund's portfolio of U.S. government securities is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

The following supplements information in the section entitled "Management":

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders dated December 31, 2006.

The following supplements information in the section entitled "Management":

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Buying, exchanging and selling shares

The section entitled "Buying, exchanging and selling shares - Net asset value" is replaced with the following:

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

Effective February 1, 2004, the front-end sales charge paid by investors on purchases of Class C shares has been eliminated. Previously, Class C shares were sold with a maximum front-end sales charge of 1%. As a result of the elimination of the sales charge, information contained throughout the prospectus is modified accordingly. This change does not affect the contingent deferred sales charge
(CDSC) on redemptions of Class C shares or other commissions paid by the distributor at the time of sale.

On December 1, 2004, Pioneer Funds Distributor, Inc. ("PFD") placed a limit of $49,999 on any single purchase transaction for Class B shares per fund. Additionally, PFD has placed a limit of $999,999 on any single purchase transaction for Class C shares per fund. As a result of these changes, information throughout the prospectus is modified accordingly. Depending upon your circumstances and your eligibility for a reduced sales charge on Class A shares, purchasing Class A shares instead of Class B or Class C shares at lower investment amounts may be appropriate. You should consult your investment professional who can help you determine which class of shares meets your goals. Purchase orders for Class B shares and Class C shares that exceed the maximum purchase amount will be refused and the investment professional with whom you placed your purchase order will be contacted.

Effective on December 1, 2004, the holding period for the reinstatement privilege for Class A or Class B shares has been changed from no more than six months after the sale of such shares to no more than 90 days after the sale of such shares.

Effective on December 1, 2004, the first paragraph and the table under the section entitled "Buying, exchanging and selling shares - Sales charges: Class B shares" is replaced with the following chart:

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge

On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of the year                                              to the sales charge
----------------------------------------------------------------------------------
1                                                                              4
----------------------------------------------------------------------------------
2                                                                              4
----------------------------------------------------------------------------------
3                                                                              3
----------------------------------------------------------------------------------
4                                                                              2
----------------------------------------------------------------------------------
5                                                                              1
----------------------------------------------------------------------------------
6+                                                                           -0-
----------------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares.

As a result of these changes, information contained in the section entitled "Buying, exchanging and selling shares - Comparing classes of shares" and throughout the prospectus is modified accordingly.

Effective December 10, 2004, the following language is inserted in the section entitled "Qualifying for a reduced sales charge - Class A purchases at net asset value are available to:":

o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

Effective September 23, 2005, the following language is inserted in the section entitled "Qualifying for a reduced sales charge - Class A purchases at net asset value are available to":

o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc. and members of their immediate families.

The table at the end of the section entitled "Buying, exchanging and selling shares
- Sales charges: Class A shares" is supplemented as follows:

Class A shares (sales charge calculation)
The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

The following language is inserted after the second paragraph in the section entitled "Buying, exchanging and selling shares - Sales charges: Class A shares":

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

The second paragraph under the heading entitled "Buying, exchanging and selling shares - Shareowner account policies - Signature guarantees and other requirements" is supplemented with the following:

Signature Guarantees
The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

The following language is inserted in the section entitled "Buying, exchanging and selling shares":

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

In addition to monitoring trades, the policies and procedures provide that:
o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year. See "Exchange limitation."

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

The following supplements information in the section entitled "Choosing a class of shares":

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

The last sentence on page 35 under "Buying shares - Through your investment firm" is deleted.

The following supplements information in the section entitled "Shareowner account policies":

Exchange limitation
You may only make four exchange redemptions of $25,000 or more per account per calendar year. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Qualifying for a reduced Class A sales charge
The first five bullet points under the section entitled "Class A purchases at net asset value are available to": are replaced with the following bullet points:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);

o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

The following bullet point is inserted in the section entitled "Class A purchases at net asset value are available to":

o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

General rules on buying, exchanging and selling your fund shares The following replaces the section entitled "Minimum Investment amounts":

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Financial highlights

The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer Protected Principal Plus Fund II

Class A shares

                                                 Year        Year         Year         3/3/03 (a)
                                                Ended        Ended       Ended             to
                                               12/31/06    12/31/05     12/31/04        12/31/03
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  9.67     $  9.89      $  9.68       $10.00
                                           ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income                        $  0.20     $  0.15      $  0.11        $  0.03
  Net realized and unrealized gain (loss)
   on investments                                 0.20       (0.17)        0.21            (0.34)
                                           ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $  0.40     $ (0.02)     $  0.32        $   (0.31)
Distributions to shareowners:
  Net investment income                          (0.20)      (0.15)       (0.11)          (0.01)
  Net realized gain                                  -       (0.05)           -               -
                                           ---------------------------------------------------------
Net increase (decrease) in net asset value     $  0.20     $ (0.22)     $  0.21        $   (0.32)
                                           ---------------------------------------------------------
Net asset value, end of period                 $  9.87     $  9.67      $  9.89        $  9.68
                                           =========================================================
Total return*                                     4.13%      (0.17)%       3.32%          (3.05)% (b)
Ratio of net expenses to average
  net assets+                                     1.80%       1.94%        1.86%           1.97%* *
Ratio of net investment income to average
  net assets+                                     1.70%       1.33%        0.99%           0.45%* *
Portfolio turnover rate                             28%        117%          44%             54%
Net assets, end of period (in thousands)       $18,047     $24,960      $35,190       $  47,669
Ratios with no waiver of management fees
  and assumption of expenses by PIM and
  reductions for fees paid indirectly:
  Net expenses                                    1.80%       2.09%           -               -
  Net investment income                           1.70%       1.18%           -               -
Ratios with reductions for fees paid indirectly:
  Net expenses                                    1.79%       1.94%        1.86%           1.97%* *
  Net investment income                           1.71%       1.33%        0.99%           0.45%* *
----------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on March 3, 2003. (b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratio with no reduction for fees paid indirectly.

Pioneer Protected Principal Plus Fund II


Class B shares

                                                 Year        Year         Year        3/3/03 (a)
                                                Ended        Ended       Ended            to
                                               12/31/06    12/31/05     12/31/04       12/31/03
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $  9.64     $  9.86      $  9.64        $ 10.00
                                           --------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                 $  0.11     $  0.06      $  0.02        $ (0.02)
  Net realized and unrealized gain (loss)
   on investments                                 0.22       (0.17)        0.23          (0.34)
                                           --------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $  0.33     $ (0.11)     $  0.25        $ (0.36)
Distributions to shareowners:
  Net investment income                          (0.12)      (0.06)       (0.03)             -
  Net realized gain                                  -       (0.05)           -              -
                                           --------------------------------------------------------
Net increase (decrease) in net asset value     $  0.21     $ (0.22)     $  0.22        $ (0.36)
                                           --------------------------------------------------------
Net asset value, end of period                 $  9.85     $  9.64      $  9.86        $   9.64
                                           ========================================================
Total return*                                     3.43%      (1.07)%       2.61%         (3.60)%(b)
Ratio of net expenses to average
  net assets+                                     2.55%       2.75%        2.63%          2.75%**
Ratio of net investment income (loss) to
  average net assets+                             0.95%       0.54%        0.21%         (0.35)%**
Portfolio turnover rate                             28%        117%          44%            54%
Net assets, end of period (in thousands)       $31,700     $41,675      $55,714        $67,162
Ratios with no waiver of management fees
  and assumption of expenses by PIM and
  reductions for fees paid indirectly:
  Net expenses                                    2.55%       2.90%           -              -
  Net investment income                           0.95%       0.38%           -              -
Ratios with reductions for fees paid indirectly:
  Net expenses                                    2.55%       2.75%        2.63%          2.75%**
  Net investment income (loss)                    0.96%       0.54%        0.21%         (0.35)%**
---------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on March 3, 2003. (b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratio with no reduction for fees paid indirectly.

Pioneer Protected Principal Plus Fund II


Class C shares

                                                Year        Year         Year        3/3/03 (a)
                                                Ended       Ended       Ended            to
                                              12/31/06    12/31/05     12/31/04       12/31/03
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $  9.68     $  9.89      $  9.65        $10.00
                                           ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                $   0.12     $  0.07      $  0.04        $ (0.02)
  Net realized and unrealized gain (loss)
   on investments                                 0.22       (0.17)        0.22          (0.33)
                                           ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                    $   0.34     $ (0.10)     $  0.26        $ (0.35)
Distributions to shareowners:
  Net investment income                          (0.12)      (0.06)       (0.02)             -
  Net realized gain                                  -       (0.05)           -              -
                                            ---------------------------------------------------------
Net increase (decrease) in net asset value    $   0.22     $ (0.21)     $  0.24        $ (0.35)
                                            ---------------------------------------------------------
Net asset value, end of period                $   9.90     $  9.68      $  9.89        $  9.65
                                            =========================================================
Total return*                                     3.47%      (0.95)%       2.66%         (3.50)%(b)
Ratio of net expenses to average
  net assets+                                     2.50%       2.66%        2.55%          2.63%**
Ratio of net investment income (loss) to
  average net assets+                             0.99%       0.61%        0.28%         (0.23)%**
Portfolio turnover rate                             28%        117%          44%            54%
Net assets, end of period (in thousands)      $  7,865     $11,876      $19,089        $30,400
Ratios with no waiver of management fees
  and assumption of expenses by PIM and
  reductions for fees paid indirectly:
  Net expenses                                    2.50%       2.81%           -              -
  Net investment income                           0.99%       0.45%           -              -
Ratios with reductions for fees paid indirectly:
  Net expenses                                    2.50%       2.66%        2.55%          2.63%**
  Net investment income (loss)                    1.00%       0.61%        0.28%         (0.23)%**
----------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.





                                       (C)  2006 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                     Member SIPC